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                                                                    EXHIBIT 99.1

                                  NEWS RELEASE

                        BERKSHIRE HILLS BANCORP ANNOUNCES
                      NEW 300,000 SHARE REPURCHASE PROGRAM


PITTSFIELD, MA - December 14, 2007 - Berkshire Hills Bancorp (BHLB), the holding company for Berkshire Bank, announced today that its Board of Directors has approved a new stock repurchase program (the "Repurchase Program") authorizing the Company to repurchase up to 300,000 shares, or approximately 2.85% of its outstanding common stock. The Repurchase Program will commence following this announcement and will continue until the Repurchase Program is completed. The repurchases, which will be conducted through open market purchases or privately negotiated purchases, will be made from time to time, subject to market conditions, at the discretion of management of the Company. In addition to this new program, the Company has approximately 30,000 shares remaining available for purchase under the previously approved stock repurchase program.

The Company intends to hold the shares repurchased as treasury shares. The Company may utilize such shares to fund any stock benefit or compensation plan or for any other purpose the Board of Directors of the Company deems advisable in compliance with applicable law.

BACKGROUND
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Berkshire Hills Bancorp is the holding company for Berkshire Bank - AMERICA'S
MOST EXCITING BANK(SM). Established in 1846, Berkshire Bank is one of Massachusetts' oldest and largest independent banks and the largest banking institution based in Western Massachusetts. The Bank is headquartered in Pittsfield, Massachusetts with branches serving communities throughout Western Massachusetts, Northeastern New York and Southern Vermont. The Bank is transitioning into a regional bank, delivering exceptional customer service and a broad array of competitively priced deposit, loan, insurance, wealth management and trust services and investment products. For more information on Berkshire Hills Bancorp or Berkshire Bank, visit www.berkshirebank.com or call 800-773-5601.

FORWARD-LOOKING STATEMENTS
--------------------------

Statements contained in this news release contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may." These statements are based on the beliefs and expectations of management. Since these statements reflect the views of

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management concerning future events, these statements involve risks, uncertainties, and assumptions. These risks and uncertainties include among others: changes in market interest rates and general and regional economic conditions; changes in government regulations; changes in accounting principles; the quality or composition of the loan and investment portfolios; and the achievement of anticipated future earnings benefits from recent acquisitions. In addition, the following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: adverse governmental or regulatory policies may be enacted; the risks associated with continued diversification of assets and adverse changes to credit quality; and difficulties associated with achieving expected future financial results. Additionally, other risks and uncertainties may be described in the Company's quarterly reports on Form 10-Q for the quarters ended March 31, June 30, and September 30 and in its annual report on Form 10-K, each filed with the Securities and Exchange Commission, which are available at the Securities and Exchange Commission's internet website (www.sec.gov) and to which reference is hereby made. Therefore, actual future
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results may differ significantly from results discussed in these forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements.

                                      # # #

Media contact:
Kevin P. Riley, Executive Vice President,
Chief Financial Officer and Treasurer
(413) 236-3195
kriley@berkshirebank.com
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